                                                                  EXHIBIT 10(29)

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of the 16th day of January, 1998 (this "First Amendment"), to the Credit Agreement referred to below is entered into by and among SHOLODGE, INC., a corporation organized under the laws of Tennessee ("ShoLodge"), the Subsidiaries of ShoLodge party hereto (the "Subsidiary Borrowers", and together with ShoLodge, the "Borrowers"), the Lenders party hereto (the "Lenders"), FIRST UNION NATIONAL BANK (f/k/a FIRST UNION NATIONAL BANK OF TENNESSEE), as Administrative Agent for the Lenders (the "Administrative Agent"), and NATIONSBANK OF TENNESSEE, N.A., as Co-Agent for the Lenders (the "Co-Agent").

                              Statement of Purpose

         Pursuant to the Credit Agreement dated as of April 30, 1997 (as supplemented by the Joinder Agreement No. 1 dated as of June 11, 1997, as supplemented by the consent and waiver letter dated November 14, 1997, and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrowers, the Lenders party thereto. the Administrative Agent and the Co-Agent, the Lenders agreed to extend certain loans to the Borrowers as more particularly described therein.

         Pursuant to the Purchase and Sale Agreement dated as of October 24, 1997 (the "Purchase and Sale Agreement") by and among ShoLodge and certain of its Subsidiaries (the "Sellers") and Hospitality Properties Trust (the "Purchaser"), the Sellers have agreed to sell, and the Purchaser has agreed to purchase, certain properties, and the Sellers have agreed to assign, and the Purchaser has agreed to assume, certain interests under a ground lease, as more particularly described therein.

         Pursuant to the Agreement to Lease dated as of October 24, 1997 (the "Agreement to Lease" and together with the Purchase and Sale Agreement, the "Primary Sale-Leaseback Agreements") by and between ShoLodge and the Purchaser, HPT Suite Properties Trust, a Wholly-Owned Subsidiary of the Purchaser (the "Landlord"), has agreed to lease to Suite Tenant, Inc.. a Wholly-Owned Subsidiary of ShoLodge (the "Tenant"), and the Tenant has agreed to lease from the Landlord, certain properties as more particularly described therein.

         In connection with the Primary Sale-Leaseback Agreements, the following documents (substantially in the form attached as Exhibits to the Agreement to Lease) were executed: (i) the Lease Agreement dated as of November 19, 1997 (the "Lease") by and between the Landlord and the Tenant, (it) the Security Agreement dated as of November 19, 1997 (the "Security Agreement") by and between the Landlord and the Tenant, (iii) the Assignment and Security Agreement dated as of November 19, 1997 (the "Assignment and Security Agreement") by and between the Landlord and the Tenant, (iv) the Stock Pledge dated as of November 19, 1997 (the "Pledge") made by ShoLodge in favor of the Landlord and (v) the Limited Guaranty Agreement dated as of November 19, 1997 (the "Guaranty Agreement", and together with the Lease, the Security Agreement, the Assignment and Security Agreement, the Pledge and the Guaranty Agreement, the "Additional

Sale-Leaseback Agreements") made by ShoLodge in favor of the Landlord. The Primary Sale-Leaseback Agreements and the Additional Sale-Leaseback Agreements shall be collectively referred to as the "Sale-Leaseback Agreements".

         In connection with the series of transactions set forth in Sale-Leaseback Agreements (the "Sale-Leaseback Transactions"), ShoLodge has created the Tenant for the purpose of leasing certain properties from the Landlord.

         The Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to amend the Credit Agreement to provide for, among other matters, (i) the confirmation and acceptance of the Sale-Leaseback Transactions,
(it) certain amendments to the financial covenants provided for in Article IX of the Credit Agreement and (iii) certain other amendments provided for herein, said amendment being pursuant to the terms and conditions of this First Amendment.

         NOW THEREFORE, in consideration of tile premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1.01 Capitalized Terms. Except as otherwise provided in this First Amendment, all capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

         2.01 Schedules. Attached hereto are updated versions of Schedules 6.1(a), 6.1(b) and 8.12 referenced in the Credit Agreement, which schedules have been revised to include all information required to be provided therein with respect to the Tenant.

         3.01 Amendments to Credit Agreement.

                  (a) Amendment to Existing Definitions. The definitions of the quoted terms set forth below which are set out in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "Agreement" means this Credit Agreement, as supplemented by the Joinder Agreement No. 1 dated as of June 11, 1997, as supplemented by the consent and waiver letter dated November 14, 1997, as amended by the First Amendment to Credit Agreement dated as of January 16, 1998, and as further amended, restated, supplemented or otherwise modified from time to time.

                  (b) Additional Defined Terms. Section 1.1 of the Credit Agreement is further amended by the addition of the following definitions:

                  "EBITDAR" means, with respect to ShoLodge and its Subsidiaries for any period, the following, calculated on a Consolidated basis without duplication for such period in accordance with GAAP: (a) EBITDA plus (b) to the extent deducted in the determination of Net Income, HPT Lease Payments.

         "First Amendment" means the First Amendment to Credit Agreement dated as of January 16, 1998 by and among the Borrowers, the Lenders, the Administrative Agent and the Co-Agent.

         "HPT Lease Payments" means the amount of the gross rental and other lease payments (excluding the reimbursement of expenses paid by the landlord thereunder) made by Suite Tenant, Inc., a Wholly-Owned Subsidiary of ShoLodge, to HPT Suite Properties Trust pursuant to the Lease net of interest income credited against such payments pursuant to the Sale~Leaseback Agreements.

         "Lease" means the Lease Agreement dated as of November 19, 1997 by and between HPT Suite Properties Trust and Suite Tenant, Inc., a Wholly-Owned Subsidiary of ShoLodge.

         "Operating Lease" means, with respect to ShoLodge and its Subsidiaries, any lease of any property (including the Lease) that should, in accordance with GAAP, be classified and accounted for as an operating lease for purposes of the Consolidated balance sheet of ShoLodge and its Subsidiaries.

         "Operating Lease Payments" means, with respect to ShoLodge and its Subsidiaries at any date, the amount, calculated on a Consolidated basis, of the gross rental and other lease payments (excluding the reimbursement of expenses paid by the landlord thereunder) due or payable under any Operating Lease. The amount of such gross rental and other lease payments shall include, without limitation, the HPT Lease Payments (calculated as defined herein).

         "Sale-Leaseback Agreements" means the collective reference to the following agreements: (i) the Purchase and Sale Agreement dated as of October 24, 1997 by and among ShoLodge and certain of its Subsidiaries, as sellers, and Hospitality Properties Trust, as purchaser, (ii) the Agreement to Lease dated as of October 24, 1997 by and between ShoLodge and Hospitality Properties Trust,
(iii) the Lease Agreement dated as of November 19, 1997 by and between HPT Suite Properties Trust and Suite Tenant, Inc., (iv) the Security Agreement dated as of November 19, 1997 by and between HPT Suite Properties Trust and Suite Tenant, Inc., (v) the Assignment and Security Agreement dated as of November 19, 1997 by and between HPT Suite Properties Trust and the Suite Tenant, Inc.. (vi) the Stock Pledge dated as of November 19, 1997 made by ShoLodge in favor of HPT Suite Properties Trust and (vii) the Limited Guaranty Agreement dated as of November 19, 1997 made by ShoLodge in favor of HPT Suite Properties Trust, each as amended and in effect on the closing date of the First Amendment.

         "Sale-Leaseback Transactions" means the series of transactions set forth in the Sale- Leaseback Agreements pursuant to which (i) ShoLodge and certain of its Subsidiaries have. sold certain properties and assigned certain interests under a ground lease to Hospitality Properties Trust and (ii) Suite Tenant, Inc., a Wholly-Owned Subsidiary of ShoLodge. has leased such properties from HPT Suite Properties Trust, a Wholly-Owned Subsidiary of Hospitality Properties Trust.

         "Weighted Operating Lease Payments" means, with respect to ShoLodge and its Subsidiaries at any date, the product of (a) the aggregate of all HPT Lease Payments due and payable for the period of four (4) full consecutive fiscal quarters following such date times (b) eight (8); provided that Weighted Operating Lease Payments shall not be less than $99,568,000.

                  (c) Amendment to Section 2.4(c). The first sentence of subsection (c) of Section 2.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  If pursuant to Section 10.7(c) or (f) an amount equal to the Net Disposition Proceeds is not reinvested into comparable replacement assets by any Borrower or any of its Subsidiaries within twelve (12) months of the applicable Disposition (or within twelve (12) months of the receipt of payment of any deferred payments (including, without limitation, any deferred payments received by ShoLodge under any Sale-Leaseback Agreement)), then within five (5) days after the passage of said twelve (12) month period, the Borrowers shall immediately repay to the Administrative Agent for the account of the Lenders, Extensions of Credit in an amount equal to such Net Disposition Proceeds not so reinvested.

                  (d) Amendment to Section 4.1 (c}. The table set forth in subsection (c) of Section 4.1 of the Credit Agreement is hereby deleted in its entirety and the following table is substituted in lieu thereof:

                                                        Applicable Margin Per Annum
         Tier     Senior Leverage Ratio              Base Rate +          LIBOR Rate +
         ----     ---------------------              -----------          ------------

         I        less than 1.00                      (0.25%)               1.50%

         II       greater than or equal to
                  1.00 and less than 1.75              0.00%                1.75%

         III      greater than or equal to
                  1.75 but less than 2.50              0.25%                2.00%

         IV       greater than or equal to
                  2.50                                 0.50%                2.25%

                  (e) Amendment to Section 4.3(a). The table set forth in subsection (a) of Section 4.3 of the Credit Agreement is hereby deleted in its entirety and the following table is substituted in lieu thereof:

         Tier     Senior Leverage Ratio           Commitment Fee
         ----     ---------------------           --------------

         I        less than 1.00                      0.15%

         II       greater than or equal to
                  1.00 and less than 1.75             0.20%

         III      greater than or equal to
                  1.75 but less than 2.50             0.30%

         IV       greater than or equal to
                  2.50                                0.40%

                  (f) Amendment to Section 6.1(p). The Phrase "As of the Closing Date," shall be added at the beginning of the first sentence of subsection (p) of Section 6.1 of the Credit Agreement. the word "The" currently at the beginning of the first sentence of subsection (p) of Section 6.1 of the Credit Agreement shall be deleted and the word "the" shall be inserted in lieu thereof. and the phrase "As of the Closing Date," shall be added at the beginning of the last sentence of subsection (p) of Section 6.1 of the Credit Agreement.

                  (g) Amendment to Section 9.2. Section 9.2 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 9.2. Debt to Capitalization Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the sum of (i) the Consolidated Debt of ShoLodge and its Subsidiaries (excluding Defeased
         Debt) as of such fiscal quarter end plus (ii) the Weighted Operating Lease Payments of ShoLodge and its Subsidiaries as of such fiscal quarter end less (iii) cash balances (including short term marketable securities) of ShoLodge and its Subsidiaries as of such date in excess of $5,000,000 to (b) the sum of (i) the Consolidated Net Worth of ShoLodge and its Subsidiaries plus (ii) the Consolidated Debt of ShoLodge and its Subsidiaries (excluding Defeased Debt) plus (iii) the Weighted Operating Lease Payments of ShoLodge and its Subsidiaries plus
         (iv) 66% of the unamortized gain arising from the Sale-Leaseback Transactions less (v) cash balances (including short term marketable securities) of ShoLodge and its Subsidiaries as of such date in excess of $5,000,000, each as of such fiscal quarter end, to exceed 0.69 to 1.00.

                  (h) Amendment to Section 9.3. Section 9.3 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 9.3 Senior Leverage Ratio. As of any fiscal quarter ending during the applicable period set forth below, permit the ratio of (a) the sum of (i) Senior Debt (excluding Defeased Debt) of ShoLodge and its Subsidiaries as of such date plus (ii) the Weighted Operating Lease Payments of ShoLodge and its Subsidiaries as of such fiscal quarter end less (iii) cash balances (including short term marketable securities) of ShoLodge and its Subsidiaries as of such date in excess of $5,000,000 to (b) EBITDAR (excluding (i) accretion income associated with any Defeased Debt and (ii) amortization of gain on the sale of assets in connection with the Sale-Leaseback Transactions pursuant to the Sale-Leaseback Agreements) of ShoLodge and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such fiscal quarter end to exceed the corresponding ratio set forth below:

                                                                    Maximum
                                                                      Senior
         Period                                                  Leverage Ratio
         ------                                                  --------------

         Closing Date to and
         including December 27, 1997                              3.75 to 1.00

         Beginning as of December 28, 1997 to
         and including December 27, 1998                          3.25 to 1.00

         Beginning as of December 28, 1998
         and thereafter                                           2.75 to 1.00

                  (i) Amendment to Section 9.4. Section 9.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 9.4. Fixed Charge Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the sum of (i) Consolidated EBIT of ShoLodge and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on such fiscal quarter end plus (ii) Consolidated depreciation and amortization (excluding amortization of gain on the sale of assets in connection with the Sale-Leaseback Transactions pursuant to the Sale-Leaseback Agreements) of ShoLodge and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus (iii) Operating Lease Payments of ShoLodge and its Subsidiaries for such period of four (4) consecutive fiscal quarters to
         (b) the sum of (i) Interest Expense of ShoLodge and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus (ii) Capitalized Interest for such period of four (4) consecutive fiscal quarters plus (iii) Operating Lease Payments of ShoLodge and its Subsidiaries for such period of four (4) consecutive fiscal quarters plus (iv) any scheduled principal payments during such period of four
         (4) consecutive fiscal quarters with respect to any Debt (regardless of whether such amounts were actually paid), to be less than 1.25 to 1.00.

                  (j) Amendment to Sections 10.2(b) and (c) and Addition of new
Section 10.2(c). The phrase "and" at the end of subsection (b) of Section 10.2 of the Credit Agreement is hereby deleted, subsection (c) of Section 10.2 of the Credit Agreement is amended to become subsection (d) of Section 10.2 of the Credit Agreement and the following subsection (c} of Section 10.2 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:

                  (c) contingent Obligations of ShoLodge pursuant to the Limited Guaranty Agreement dated as of November 19, 1997 made by ShoLodge in favor HPT Suite V Properties Trust with respect to the Sale-Leaseback Transactions; provided that such Contingent Obligations shall be in an aggregate amount not to exceed $14,000,000; and

                  (k) Amendment to Sections 10.3(f) and(g) and Addition of new Sections 10.3(g) and (h). The phrase "and" at the end of subsection (f) of
Section 10.3 of the Credit Agreement is hereby deleted, subsection (g) of
Section 10.3 of the Credit Agreement is amended to become subsection (i) of Section 10.3 of the Credit Agreement and the following subsections (g) and (h) of Section 10.3 of the Credit Agreement are hereby set forth as additions to the Credit Agreement:

                           (g) liens on certain assets of Suite Tenant, Inc.
                  pursuant to (i) the Security Agreement dated as of November 19, 1997 by and between HPT Suite Properties Trust and Suite Tenant, Inc. and (ii) the Assignment and Security Agreement dated as of November 19, 1997 by and between HPT Suite Properties Trust and Suite Tenant, Inc;

                           (h) Liens on the capital stock of Suite Tenant, Inc.
                  owned by ShoLodge pursuant to the Stock Pledge dated as of November 19, 1997 made by ShoLodge in favor of HPT Suite Properties Trust: and

                  (l) Amendment to Section 10.7(c). The following phrase shall be added to the end of the first proviso to the last sentence of subsection (c) of Section 10.7 of the Credit Agreement (after the phrase "within twelve ( 12 ) months of such Disposition"):

         or within twelve (12) months of the receipt of payment of any deferred payments

                  (m) Amendment to Sections 10.7(e) and (f) and Addition of new
Section 10.7(f). The phrase "and" at the end of subsection (e) of Section 10.7 of the Credit Agreement is hereby deleted, subsection (f) of Section 10.7 of the Credit Agreement is amended to become subsection (g) of Section 10.7 of the Credit Agreement and the following subsection (f) of Section 10.7 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:

                           (f) the Sale-Leaseback Transactions; provided, that
                  the Net Disposition Proceeds from the Sale-Leaseback Transactions shall be reinvested into comparable replacement assets within twelve (12) months of the Sale-Leaseback Transaction or within twelve (12) months of the receipt of payment of any deferred payments; and provided further, that the failure of ShoLodge or any of its Subsidiaries to reinvest such Net Disposition Proceeds within such twelve (12) month period shall result in a mandatory repayment of the Extensions of Credit in the manner set forth in Section 2.4(c); and

                  (n) Amendment to Section 10. 12. Section 10. 12 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  SECTION 10.12. Restrictive Agreements. Enter into any Debt (a) which contains any negative pledge on assets unless such Debt is Permitted Debt and a Lien on such assets would be permitted under
         Section 10.3, Co) which contains any financial covenants or negative covenants more restrictive than the restrictions of Articles IX and X hereof, respectively, or (c) which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt (other than with respect to restrictions on (i) liens on the property leased by HPT Suite Properties Trust to Suite Tenant, Inc. under the Sale-Leaseback Agreements, (ii) liens on the leasehold interest of Suite Tenant, Inc. in such property and (iii) attachments, levies, claims or encumbrances with respect to the rent under the Lease, each pursuant to Section 7.1 of the Lease).

                  (o) Amendment to Section 13.1. The address with respect to notices to the Borrowers in Section 13.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  ShoLodge, Inc.
                  130 Maple Drive North
                  Hendersonville, Tennessee 37075
                  Attention:     Michael A. Corbett
                  Telephone:     (615) 264-8000
                  Telecopy:      (615) 264-1758

         4.01 Confirmation of No Violation of Section 10.8. The parties hereto hereby confirm that no violation of Section 10.8 of the Credit Agreement has resulted from the Sale-Leaseback Transactions.

         5.01 Effectiveness. This First Amendment shall become effective upon the satisfaction of the following conditions:

                  (a) First Amendment Documents. The Borrowers shall have delivered to the Administrative Agent a fully executed original hereof.

                  (b) Sale-Leaseback Agreements. The Borrowers shall have delivered to the Administrative Agent executed copies of each of the Sale-Leaseback Agreements, and each other agreement or document reasonably requested by the Administrative Agent which has been executed in connection therewith, each of which are true, correct and complete as of the date of this First Amendment.

                  (c) Certificates of Secretary. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Borrower (i) certifying that the articles of incorporation and the bylaws of such Borrower delivered on the Closing Date of the Credit Agreement have not been repealed, revoked, rescinded or amended in any respect, (ii) certifying that the resolutions duly adopted by the Board of Directors of such Borrower which were delivered on the Closing Date of the Credit Agreement authorize the execution, delivery and performance of this First Amendment and that such resolutions have not been repealed, revoked, rescinded or amended in any respect; and (iii) as to the incumbency and genuineness of the signature of each officer of such Borrower executing this First Amendment and the other Loan Documents to which it is a party.

                  (d) Opinions of Counsel. The Administrative Agent shall have received (i) a favorable opinion of counsel to the Borrowers addressed to the Administrative Agent and the Lenders with respect to the Borrowers and the First Amendment and (ii) each opinion of counsel delivered in connection with the Sale-Leaseback Agreements.

                  (e) Fees and Expenses. The Administrative Agent shall have been reimbursed for all fees, including, without limitation, an amendment fee agreed upon by the Administrative Agent and the Borrower, and out of pocket charges and other expenses incurred in connection with this First Amendment and the transactions contemplated herein, including, without limitation, the costs and expenses set forth in Section 6.01(c).

6.01     General Provisions.

         (a)      Representations and Warranties.

                  (i) Each Borrower hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct (other than to the extent that any such representation and warranty is not true and correct solely as a result of the Sale-Leaseback Transactions) as of the date hereof (or such other date specifically set forth with respect to any such representation and warranty as set forth in the Credit Agreement) and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

                  (ii) Each Borrower hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Credit Agreement or any other Loan Document.

                  (iii) Each Borrower (as applicable) hereby represents and warrants that the Sale-Leaseback Agreements and all other agreements and documents executed in connection therewith have been duly executed and delivered by the duly authorized officers of the each Borrower party thereto, and each such document constitutes the legal, valid and binding obligation of each Borrower party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         (b) Limited Amendment. Except as expressly supplemented and amended herein, the Credit Agreement and each other Loan Document shall continue to be and shall remain, in full force and effect. This First Amendment shall not be deemed (i) to be a waiver of,. or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any other fight or rights which the Administrative Agent or the Lenders may now have br may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         (c) Costs and Expenses. The Borrowers hereby jointly and severally agree to pay or reimburse the Administrative Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel.

         (d) Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (e) GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         (f) Fax Transmission. A facsimile, telecopy or other reproduction of this First Amendment may be executed by one or more parties hereto, and an executed copy of this First Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this First Amendment as well as any facsimile, telecopy or other reproduction hereof.

         IN WITNESS WHEREOF the undersigned hereby cause this First Amendment to be executed and delivered as of the date first above written.


                                    AGENTS AND LENDERS:

                                    FIRST UNION NATIONAL BANK (f/k/a
                                    FIRST UNION NATIONAL BANK OF
                                    TENNESSEE), as Administrative Agent,
                                    as Swingline Lender and as Lender

                                    By: /S/ ORVILLE W. KRONK
                                        ----------------------------------------
                                    Name: Orvile W. Kronk
                                    Title:Vice President






























                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    NATIONSBANK OF TENNESSEE, N.A., as Co-
                                    Agent and as Lender

                                    By: /S/ B. E. DISHMAN
                                        ----------------------------------------
                                    Name: B. E. Dishman
                                    Title:Vice President




































                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    SUNTRUST BANK, NASHVILLE, N.A., as Lender

                                    By: /s/ WILLIAM H. CRAWFORD
                                        ----------------------------------------
                                    Name: William H. Crawford
                                    Title: AVP






































                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    FIRST AMERICAN NATIONAL BANK, as Lender

                                    By:/S/ LUDOLF H. ROELL
                                        ----------------------------------------
                                    Name:Ludolf H. Roell
                                    Title:SVP






































                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    FIRST TENNESSEE BANK, NATIONAL
                                    ASSOCIATION, as Lender

                                    By: /S/ KENNETH B. WEBB
                                        ----------------------------------------
                                    Name: KENNETH E WEBB
                                    Title:  SR VICE PRESIDENT





































                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    BORROWERS:

                                    SHOLODGE, INC.

[CORPORATE SEAL]

                                    By:/S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    ALABAMA LODGING CORPORATION


[CORPORATE SEAL]                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:  President


                                    CAROLINA INNS, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    DELAWARE INNS, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President








                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    FAR WEST INNS, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President

                                    LAFLA INN, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President

                                    MIDWEST INNS, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President

                                    MOBAT INNS, INC.

[CORPORATE SEAL]

                                    By: /S/ RICHARD L. JOHNSON
                                        ----------------------------------------
                                    Name: richard L. Johnson
                                    Title:   President

                                    MOORE AND ASSOCIATES, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    NASHVILLE AIR ASSOCIATES, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    SHONEY'S INN, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    SHONEY'S INN NORTH, L.P.

                                    By:  SHOLODGE, INC., its General Partner

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    SHONEY'S INN OF BATON ROUGE

                                    By:  TWO SEVENTEEN, INC., one of its General
                                         Partners

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    By: INN PARTNERS, INC., one of its General
                                        Partners

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    SHONEY'S INN OF LEBANON, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    SOUTHEAST TEXAS INNS, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    SUNSHINE INNS, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President







                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    VIRGINIA INNS, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


                                    THE HOTEL GROUP, INC.

[CORPORATE SEAL]

                                    By: /S/ LEON MOORE
                                        ----------------------------------------
                                    Name: Leon Moore
                                    Title:   President


























                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                 SCHEDULE 6.1(a)

                                  BORROWER AND
                            SUBSIDIARY JURISDICTIONS

                            (as of January 16, 1998)

1.       Corporations*


                                                       FOREIGN
NAME OF CORPORATION                                QUALIFICATION(S)
-------------------                                ----------------

ShoLodge, Inc.                                         Alabama
                                                       Arizona
                                                     Colorado(1)
                                                       Delaware
                                                       Florida
                                                       Georgia
                                                       Indiana
                                                         Iowa
                                                        Kansas
                                                      Louisiana
                                                       Michigan
                                                     Mississippi
                                                       Missouri
                                                      New Mexico
                                                    North Carolina
                                                         Ohio
                                                        Texas
                                                       Virginia

Two Seventeen, Inc.                                  Louisiana(2)
                                                       Missouri

MOBAT, Inc.                                            Alabama
                                                       Georgia
Shoney's Inns Group, IV, Inc.                        Mississippi
MURJAC, Inc.                                         Mississippi
Shoney's Inn of Lebanon, Inc.                            None

---------

         * All corporations are Tennessee corporations except ShoLodge Beverage Corporation which is a Texas corporation and except The Hotel Group, Inc. which is a Kansas corporation.

Shoney's Inn, Inc.                                       None

Nashville Air Associates, Inc.                           None

Security Financial Corporation                           None

Moore and Associates, Inc.                             Alabama
                                                      Arizona(3)
                                                     Colorado(4)
                                                      Florida(3)
                                                       Georgia
                                                        Kansas
                                                     Louisiana(3)
                                                      New Mexico
                                                  North Carolina(5)
                                                         Ohio
                                                       Texas(6)
                                                     Virginia(3)

Virginia Inns, Inc.                                    Virginia

Airport Inn, Inc.                                        None

ShoLodge Franchise                                       None
Systems, Inc.

Sunshine Inns, Inc.                                    Florida

Inn Partners, Inc.                                    Louisiana
                                                       Missouri

LAFLA Inn, Inc.                                       Louisiana

Southeast Texas Inns, Inc.                              Texas

ShoLodge Beverage Corporation                            None

Delaware Inns, Inc.                                    Delaware

Alabama Lodging Corporation                            Alabama

Carolina Inns, Inc.                                 North Carolina

Midwest Inns, Inc.                                    Indiana(7)
                                                         Iowa
                                                       Michian
                                                       Ohio(7)

The Hotel Group, Inc.                                  Arizona
                                                       Colorado

Far West inns, Inc.                                   New Mexico

Suite Tenant, Inc.                                     Arizona
                                                       Florida
                                                       Georgia
                                                       Indiana
                                                      New Mexico
                                                         Ohio
                                                        Texas



2.        Partnerships*


                                                               FOREIGN
NAME OF CORPORATION                                       QUALIFICATION(S)
-------------------                                       ----------------
Demonbreum Hotel Associates, Ltd.                                 None

Shoney's Inns of New Orleans, Ltd.                             Louisiana

Shoney's Inn of Gulfport, Ltd.                                Mississippi

Shoney's Inn of Independence                                  Missouri(8)

Shoney's Inn of Baton Rouge                                    Louisiana

Shoney's Inn of Bossier City, Ltd.                             Louisiana

Shoney's Inn of Atlanta, N.E.                                  Georgia(9)

Atlanta Shoney's Inns Joint Venture                               None

Shoney's Inn of Stockbridge                                   Georgia(10)

Shoney's Inn North, L.P.                                          None

Shoney's Inn of Music Valley, Ltd.                                None

----------------------

(1)      as ShoLodge of Tennessee, Inc.
(2)      as Two Seventeen, Inc. of Tennessee
(3)      as Moore and Associates of Tennessee
(4)      d/b/a Moore and Associates of Tennessee, Inc.
(5)      d/b/a Moore and Associates, Inc. of Tennessee
(6)      d/b/a Moore Contractors, Inc.
(7)      as Midwest Inns of Tennessee, Inc.
(8)      Registration of Fictitious Name filed with Missouri Secretary of State
(9) Statement of Partnership filed in Book 5486, page 120, Clark Superior Court Gwinett County, Georgia.
(10) State of Partnership filed in Book 3, page 159 Clerk Superior Court Henry County, Georgia.

                                 SCHEDULE 6.1(b)

                                 SHOLODGE, INC.
                                  SUBSIDIARIES

                            (as of January 16, 1998)

I.        Corporations*

                                                                                                PERCENTAGE OF SHARES
                                           NUMBER OF SHARES               NUMBER OF                   OWNED BY
NAME OF CORPORATION                          AUTHORIZED**             SHARES ISSUED***             SHOLODGE, INC.
-------------------                          ----------               -------------                --------------
ShoLodge, Inc.                             20,000,000 No Par              8,255,810                      N/A

Two Seventeen, Inc.                          2,000 No Par                    100                        100%

MOBAT, Inc.                                100,000 Par $1.00                1,000                       100%

Shoney's Inns Group IV,                    100,000 Par $1.00                1,000                       100%
Inc.

MURJAC, Inc.                               100,000 Par $1.00                1,000                      100%(1)

Shoney's Inn of Lebanon,                   100,000 Par $1.00                1,000                       100%
Inc.

Shoney's Inn, Inc.                           2,000 No Par                    300                        100%

Nashville Air Associates,                  100,000 Par $1.00                 500                        100%
Inc.

Security Financial                           1,000 No Par                   1,000                       100%
Corporation

Moore and Associates,                        2,000 No Par                    100                        100%
Inc.

Virginia Inns, Inc.                          1,000 No Par                   1,000                       100%

Airport Inn, Inc.                            1,000 No Par                   1,000                       100%

--------
         **All authorized stock is common stock except(i) ShoLodge, Inc. also has 1,000,000 shares of preferred stock (including 100,000 shares of Series A Subordinated Preferred Stock), no par value, and 1,000 shares of Series A Redeemable Nonparticipating Stock, no par value, authorized, and (ii) ShoLodge Franchise Systems, Inc. also has 1,000 shares of Series A Redeemable Nonparticipating Stock, no par value, authorized.
         ***All issued stock is common stock.

ShoLodge Franchise                         100,000 Par $1.00                 100                        100%
Systems, inc.

Sunshine Inns, Inc.                          1,000 No Par                   1,000                       100%

Inn Partners, Inc.                           1,000 No Par                   1,000                       100%

LAFLA Inn, Inc.                              1,000 No Par                   1,000                       100%

Southeast Texas Inns, Inc.                   1,000 No Par                   1,000                       100%

ShoLodge Beverage                           10000 Par $.01                  1,000                     100% (2)
Corporation

Delaware Inns, Inc.                          1,000 No Par                   1,000                       100%

Alabama Lodging                              1,000 No Par                   1,000                       100%
Corporation

Carolina Inns, Inc.                          1,000 No Par                   1,000                       100%

Midwest Inns, Inc.                           1,000 No Par                   1,000                       100%

The Hotel Group, Inc.                        1,000 No Par                   1,000                     100% (3)

Far West Inns, Inc.                          1,000 No Par                   1,000                       100%

Suite Tenant, Inc.                           1,000 No Par                   1,000                       100%


II.       Partnerships****


                                          TYPE OF               INTEREST OF
       NAME OF PARTNERSHIP              PARTNERSHIP           SHOLODGE, INC.                   OTHER PARTNER
       -------------------              -----------           --------------                   -------------
Demonbreum Hotel                          Limited                 90% (4)          The James A. Webb, III
Associates, Inc.                                                                   Family Trust

Shoney's Inns of New                      Limited                 75% (5)          David K. Wachtel, Jr. as
Orleans, Ltd.                                                                      Trustee for Omega
                                                                                   Investments

Shoney's Inn of                           Limited                   75%            David K. Wachtel, Jr. as
Gulfport, Ltd.                                                                     Trustee for Omega
                                                                                   Investments

--------
         ****All partnerships are Tennessee partnership.

Shoney's Inn of                           General                100% (6)          N/A
Independence
Shoney's Inn of Baton                     General                100% (6)          N/A
Rouge
Shoney's Inn of Bossier                   Limited                   75%            David K. Wachtel, Jr. as
City, Ltd.                                                                         Trustee for Omega
                                                                                   Investments
Shoney's Inn of Atlanta                   General                 75% (7)          David K. Wachtel, Jr. as
N.E.                                                                               Trustee for Omega
                                                                                   Investments
Atlanta Shoney's Inns                     General               73.33% (7)         Dawg Enterprises, Inc.
Joint Venture
Shoney's Inn of                           General                 55% (8)          Dawg Enterprises, Inc..
Stockbridge                                                                        (20%)(8) David K.
                                                                                   Wachtel, Jr. as Trustee for
                                                                                   Omega Investments (25%)
Shoney's Inn North,                       Limited                100% (9)          N/A
L.P.
Shoney's Inn of Music                     Limited                   60%            Frank Rudy Heirs
Valley, Ltd.                                                                       Associates


----------------------
(1)       Through Shoney's Inns Group IV, Inc.
(2)       Through Southeast Texas Inns, Inc.
(3)       Through Midwest Inns, Inc.
(4)       20% through Inn Partners, Inc.
(5)       Through Two Seventeen, Inc.
(6)       60% through Two Seventeen, Inc. and 0% through Inn Partners, Inc.
(7)       Through MOBAT, Inc.
(8)       Through Atlanta Shoney's Inns Joint Venture
(9)       50% through Shoney's Inn of Lebanon, Inc.

Other than as set forth in the corporate charter or partnership agreement, as applicable, and other than stock options granted by ShoLodge, Inc. pursuant to its 1991 Stock Option Plan, as amended, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments, rights of first refusal or other rights of any type or nature whatsoever issued by ShoLodge, Inc. or its subsidiaries, which are convertible into exchangeable for or otherwise provide for or permit the issuance of capital stock or other ownership interests by ShoLodge, inc. or its subsidiaries.

                                  SCHEDULE 8.12

                        ShoLodge Franchise Systems, Inc.

                          ShoLodge Beverage Corporation

                               Suite Tenant, Inc.